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                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY





                 SERIES B WARRANT REGISTRATION RIGHTS AGREEMENT



                          Dated as of December 5, 1997

                                 by and between

                           CLUB REGINA RESORTS, INC.

                                      and

                           JEFFERIES & COMPANY, INC.

SERIES B WARRANT REGISTRATION RIGHTS AGREEMENT

         This Series B Warrant Registration Rights Agreement (the "Agreement") is made and entered into as of December 5, 1997, by and between Club Regina Resorts, Inc., a Nevada corporation (the "Company"), and Jefferies & Company, Inc. ("Jefferies").

         In connection with (i) services rendered by Jefferies relating to the sale by the Company of Units pursuant to the Purchase Agreement dated as of November 26, 1997 by and among the Company, CR Resorts S. de R.L. de C.V. and Jefferies (the "Purchase Agreement") and (ii) Jefferies' agreement to accept payment partly in the form of common stock of the Company for certain advisory services rendered pursuant to that certain letter agreement (the "Services Agreement") between the Company and Jefferies dated as of August 18, 1997, the Company has agreed to provide the registration rights set forth in this Agreement. All defined terms used but not defined herein shall have the meanings ascribed to them in the Indenture (as defined below).

         The parties hereby agree as follows:
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SECTION 1.       DEFINITIONS



         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Act:  The Securities Act of 1933, as amended.

         Business Day: Any day except a Saturday, Sunday or other day in the City of New York, or in the city of the corporate trust office of the Trustee, on which banks are authorized to close.

         Closing Date:  The date hereof.

         Commission:  The Securities and Exchange Commission.

         Common Stock:  The common stock, $.001 par value, of the Company.

         Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

         Holders:  As defined in Section 2 hereof.

         Indenture: The Indenture dated as of December 5, 1997 by and among the Company, CR Resorts S. de R.L. de C.V. and IBJ Schroder Bank & Trust Company.

         Jefferies Shares: The 249,450 shares of Common Stock issued to Jefferies pursuant to Section 2(b) of the Purchase Agreement and the 142,850 shares of Common Stock issued to Jefferies as partial payment of amounts owing to Jefferies under the Services Agreement.

         NASD:  National Association of Securities Dealers, Inc.

         Offering Circular means the Offering Circular of the Company and CR Mexico dated November 26, 1997, relating to the Offering of the Units.

         Person: An individual, partnership, corporation, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Registrable Securities: The Warrants, Warrant Shares, Jefferies Shares and any other securities issued or issuable with respect to the Warrants, the Warrant Shares or the Jefferies Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided that a security ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

         Registration Expenses:  As defined in Section 6 hereof.

         Registration Statement: Any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

         Requisite Securities: Means a number of Registrable Securities equal to not less than 50% of the Registrable Securities held in the aggregate by all Holders; provided, however, that with respect to any action to be taken at the request of the Holders of the Registrable Securities prior to such time as the Warrants have expired pursuant to the terms hereof and of the Warrant Agreement, each Warrant outstanding shall be deemed to represent that number of Registrable Securities for which such Warrant would then be exercisable.

         Securities: Means the Warrants, the Warrant Shares and the Jefferies Shares.

         Selling Holder: Means a Holder who is selling Registrable Securities pursuant to Section 3 hereof.
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         Transfer Restricted Securities:  A Warrant, Warrant Share or Jefferies
Share, until such Warrant, Warrant Share or Jefferies Share, as applicable, (i) has been effectively registered under the Act and disposed of in accordance with the Registration Statement covering it, (ii) is distributed to the public pursuant to Rule 144 or (iii) may be sold or transferred pursuant to Rule
144(k) (or any similar provisions then in force) under the Act or otherwise.

         Warrants: The Series B Warrants of the Company issued to Jefferies pursuant to Section 2(b) of the Purchase Agreement and the Warrant Agreement, together with any warrants issued in substitution or replacement therefor.

         Warrant Agreement: The Series B Warrant Agreement dated the Closing Date by and between the Company and Jefferies.

         Warrant Shares: The Common Stock or other securities which any Holder may acquire upon exercise of a Warrant, together with any other securities which such Holder may acquire on account of any such securities, including, without limitation, as the result of any dividend or other distribution on Common Stock or any split-up of such Common Stock as provided for in the Warrant Agreement.

SECTION 2.       SECURITIES SUBJECT TO THIS AGREEMENT

         (a) Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         (b) Holders of Registrable Securities. A Person is deemed to be a Holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

SECTION 3.       REGISTRATION

         (a)     Shelf Registration

                 (1) If an exemption from the registration requirements of the Act is not available for any Holder of Warrants to exercise such Warrants, the Company shall file and use its best efforts to be declared effective on or prior to 30 days prior to the Exercise Termination Date (as defined in the Warrant Agreement), a "shelf" registration with respect to all Warrants that are Registrable Securities on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the Commission) under the Act (the "Shelf Registration") covering the issuance of the Warrant Shares by the Company upon exercise, or if such issuance is not then permitted to be registered by applicable rule or policy of the Commission, covering resales of the Warrant Shares; provided, however, that the Company shall not be required to effect a Shelf Registration with respect to Warrants that have been transferred to a person or entity who, at the time of such transfer, would not have been entitled to exercise such Warrants pursuant to an exemption from the registration requirements of the Securities Act.

                 (2) The Company shall use its best efforts to keep the Shelf Registration continuously effective for the 30-day period prior to the Exercise Termination Date, and, to the extent that the Shelf Registration is kept not effective for one or more days during such period, the Company shall be required to extend the effectiveness of the Shelf Registration for a like number of days after the expiration of the 30-day period (it being expressly acknowledged that such extension of the required period of
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effectiveness is in addition to, and not in lieu of, the payment of liquidated damages as provided in Section 4 hereof).

                 (3) The Company further agrees to use its best efforts to prevent the happening of any event that would cause any Registration Statement made pursuant to Section 3(a) hereof to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities during the period that such Registration Statement is required to be effective and usable.

                 (4) Each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to this Section 3(a) agrees, if requested by the managing underwriters in an underwritten offering of Common Stock the gross proceeds of which equal at least $10.0 million, not to effect any public sale or distribution of securities of the Company of the same class as any Securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of the underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters; provided that each Holder of Registrable Securities shall be subject to the hold-back restrictions of this Section 3(a)(4) only once during the term of this Agreement.

                 The foregoing provisions shall not apply to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any applicable class of Registrable Securities commencing on the date of sale of such applicable class of Registrable Securities unless it has provided 45 days prior written notice of such sale or distribution to the underwriter or underwriters.

         (b)     Piggyback Registrations

                 If at any time after the Company has consummated an initial public offering of its Common Stock, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its security holders of any class of its common equity securities (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC or other form of limited purpose) or (ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event fewer than 15 days before the anticipated filing date or 10 days if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the Securities Act), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request in writing not later than 5 days prior to the anticipated filing date of the Registration Statement after receipt of such written notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act
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until at least the earlier of (A) 90 days after the effective date thereof or
(B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby. The Company shall use its commercially reasonable efforts to cause the managing underwriter or underwriters, if any, of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein, subject to the restrictions set forth in this Section 3(b), and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this
Section 3(b) by giving timely written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall give prompt written notice thereof to participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3(b), and each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 3(b).

                 No registration effected under this Section 3(b) and no failure to effect a registration under this Section 3(b), shall relieve the Company of its obligation to effect a registration pursuant to Section 3(a) hereof, and no failure to effect a registration under this Section 3(b) and to complete the sale of securities registered thereunder in connection therewith shall relieve the Company of any other obligation under this Agreement.

                 In a registration pursuant to Section 3(b) hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases only involving the registration for sale of securities for the Company's own account (other than pursuant to the exercise of piggyback rights herein and in other contractual commitments of the Company), securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, and (ii) second, provided that no securities sought to be included by the Company have been excluded from such registration, the securities of the Holders and other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons); and (y) in cases not involving the registration for sale of securities for the Company's own account only, securities shall be registered in such offering in the following order of priority: (i) first, the securities of any
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Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration (provided that if such Person is a Holder of Registrable Securities, as among Holders of Registrable Securities there shall be no priority and Registrable Securities sought to be included by Holders of Registrable Securities shall be included pro rata based on the amount of securities held by such Persons), (ii) second, provided that no securities of such Person referred to in the immediately preceding clause (i) have been excluded from such registration, securities of the Holders and other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such Persons) and (iii) third, provided that no securities of any other Person have been excluded from such registration, the securities which the Company proposes to register.

                 If, as a result of the provisions of this Section 3(b), any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration.

         (c)     Demand Registration

                 (1) At any time and from time to time after the later to occur of (i) December 20, 2000 and (ii) 180 days after the date of an initial public offering of Common Stock of the Company, Holders owning, individually or in the aggregate, not less than the Requisite Securities may make a written request, on one occasion (a "Demand Registration"), that the Company register, the resale of the Registrable Securities, under the Securities Act. The Company shall file with the SEC and use its best efforts to cause to become effective under the Securities Act a Registration Statement with respect to such Registrable Securities within (i) 60 days of receipt of such written request for a Demand Registration if the Company is then eligible to register an offering pursuant to Form S-3 under the Securities Act; (ii) 90 days of receipt of such written request for a Demand Registration if the Company is not then eligible to register an offering pursuant to Form S-3 under the Securities Act but is then qualified as a reporting company under the Exchange Act; or
(iii) 180 days of receipt of such written request for a Demand Registration in any other case. Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request to all other Holders of Registrable Securities within 15 business days after the receipt thereof. Within 10 days after receipt by any Holder of Registrable Securities of such notice from the Company, such Holder may request in writing that such Holder's Registrable Securities be included in such Registration Statement and the Company shall include in such Registration Statement the Registrable Securities of any such Holder requested to be so included (the "Included Securities"). Each such request by such other Holders shall specify the number of Included Securities proposed to be sold and the intended method of disposition thereof. Subject to Section 3(c)(2) hereof, the Company shall be required to register Registrable Securities pursuant to this
Section 3(c)(1) on a maximum of one occasion.

                 (2) Effective Registration. A Registration Statement will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in all
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material respects with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has become effective, the offering of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Securities pursuant to such Registration Statement for any reason not attributable to any Holder participating in such registration and such Registration Statement has not become effective within a reasonable time period thereafter (not to exceed 30 days), such Registration Statement will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 3(c)(2) is deemed not to have been effected or (ii) a Demand Registration does not remain effective under the Securities Act until at least the earlier of (A) an aggregate of 90 days after the effective date thereof or
(B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby, then such registration shall not count towards determining if the Company has satisfied its obligation to effect a Demand Registration pursuant to this Section 3(c). For purposes of calculating the 90-day period referred to in the preceding sentence, any period of time during which such Registration Statement was not in effect shall be excluded. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration; provided, however, that should the Holders of Registrable Securities remaining after such withdrawal own, individually or in the aggregate, less than the Requisite Securities, the Company shall have the right to terminate or withdraw any registration initiated by it under Section 3(c) prior to the effectiveness of such registration.

                 (3) Underwritten Registrations. If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Company and will be reasonably acceptable to the Holders of not less than a majority of the Registrable Securities to be sold thereunder.

         No Holder of Registrable Securities may participate in any underwritten registration pursuant to a Registration Statement filed under this Agreement unless such Holder (a) agrees to (i) sell such Holder's Registrable Securities on the basis provided in and in compliance with any underwriting arrangements approved by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and (ii) comply with Rules 10b-6 and 10b-7 under the Exchange Act and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                 (4)      Priority in Demand Registration.   In a registration
pursuant to Section 3(c)(1) hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders who have requested such Demand Registration or who have sought inclusion therein that in such underwriter's or underwriters' opinion the total number of securities which the Selling Holders and any other Person desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at
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which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event, securities shall be registered in such registration in the following order of priority: (i) first, the securities which have been requested to be included in such registration by the Holders of Registrable Securities, (ii) second, provided that no securities sought to be included by the Holders have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities held by such Persons) and (iii) third, provided that no securities of any other Person sought to be included therein have been excluded from such registration, securities to be offered and sold for the account of the Company.

         If 25% or more of the Registrable Securities which the Holders have requested to be included in a registration statement pursuant to Section 3(c)(1) hereof have been excluded from such registration statement pursuant to the provisions of the foregoing paragraph, then the Holders requesting the Demand Registration may withdraw such demand and, if such Demand Registration is withdrawn, such registration shall not count towards determining whether the Company has satisfied its obligation to effect a Demand Registration pursuant to Section 3(c)(1) hereof.

         (d) The Company covenants and agrees that it will not, and the Company will not cause or permit any subsidiary of the Company to, after the date hereof, enter into any agreement or contract that conflicts with or limits or prohibits the full and timely exercise by the Holders of Registrable Securities of the rights herein to request a Shelf Registration or to join in any Piggy-Back Registration subject to the other terms and provisions hereof.

SECTION 4.       INTENTIONALLY LEFT BLANK


SECTION 5.       REGISTRATION PROCEDURES


         (a) General Provisions. In connection with the Company's registration obligations pursuant to Section 3(a), 3(b) and 3(c) hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                 (1) use its best efforts to keep such Registration Statement continuously effective for the period specified in Section 3(a), 3(b) or 3(c), as applicable, and provide or incorporate by reference all requisite financial statements for such period. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein
(A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement or file appropriate documents that will be so incorporated by reference, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                 (2) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the period set forth in
Section 3(a)(2), 3(b) or 3(c), as applicable, cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act; and comply in all material respects with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in Holders of the Registrable Securities covered thereby not being able to exercise their Warrants or sell such Registrable Securities during that period unless such action is required under applicable law, provided that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of clause (14) below, if applicable;

                 (3) advise the underwriter(s), if any, and Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                 (4) make available to each Selling Holder named in any Registration Statement or Prospectus and each of the underwriter(s) in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus and the Company will not file or will correct any such

Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the Selling Holders of the Registrable Securities covered by such Registration Statement or the underwriter(s) in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof. A Selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Act;

                 (5) promptly upon the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, make available copies of such document to the Selling Holders and to the underwriter(s) in connection with such sale, if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Selling Holders or underwriter(s), if any, reasonably may request;

                 (6) make available for inspection by a representative of the Holders of Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by such representative of the Holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, at the Inspector's expense, all financial and other records, pertinent corporate documents and properties of the Company and the subsidiaries of the Company, and cause the officers, directors and employees of the Company and the subsidiaries of the Company to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such Inspectors, unless (A) such records, information or documents are in the public domain or otherwise publicly available or (B) disclosure of such records, information or documents is required by a court or administrative order or by applicable law and notice of such requirement is promptly given to the Company after being received;

                 (7) if requested by any Selling Holders or the underwriter(s) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Securities, information with respect to the principal amount of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

               (8) furnish to each Holder and each of the underwriter(s) in connection with a sale of Warrant Shares or Jefferies Shares, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, and make available all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                 (9) deliver to each Selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the Selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                 (10) enter into such agreements (including, unless not required pursuant to Section 3(a) hereof, an underwriting agreement) and make such representations and warranties and take all such other actions in connection therewith that are reasonably necessary in order to expedite or facilitate the disposition of the Registrable Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder of Registrable Securities or underwriter in connection with any exercise, sale or resale pursuant to any Registration Statement contemplated by this Agreement, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, the Company shall:

                 (A) if, at the time of the applicable registration, the Board of Directors of the Company does not include a Director designated by Jefferies, furnish to each Selling Holder and each underwriter, if any, upon the effectiveness of the Registration Statement:

                          (i)     a certificate, dated the date of
effectiveness of the Registration Statement, signed by (x) the President and
(y) any Vice President, the Secretary or an Assistant Secretary of the Company, confirming, as of the date thereof, the matters of the types set forth in paragraphs (a), (b), (c) and (d) of Section 9 of the Purchase Agreement and such other matters as the Holders and/or underwriter(s) may reasonably request;

                          (ii)    an opinion, dated the date of effectiveness
of the Registration Statement, of counsel for the Company, covering (i) due authorization and enforceability of the Warrants (if applicable), (ii) a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post- effective amendment thereto became effective, and contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) such other matters of the type customarily covered in opinions of counsel for an issuer in connection with similar securities offerings, as may reasonably be requested by such parties. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial, statistical and accounting data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                          (iii)   a customary comfort letter, dated as of the
date of effectiveness of the Registration Statement, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(j) of the Purchase Agreement, without exception;

                 (B) set forth in full or incorporate by reference in the underwriting agreement, if any, in connection with any sale or resale pursuant to any Registration Statement the indemnification provisions and procedures of
Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and

                 (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (10), if any.

                 The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in (A)(i) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, and Selling Holders promptly and if requested by such Persons, shall confirm such advice in writing;

                 (11) prior to any public offering of Registrable Securities, cooperate with the Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or Blue Sky laws of such jurisdictions as the Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(a)(11), keep each such registration or qualification (or exemption therefrom) effective during the period that the applicable Registration Statement is required to remain effective under the terms of this Agreement and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered thereby; provided that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                 (12) in connection with any sale or exercise of Registrable Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and to register such Registrable Securities in such denominations and such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to such sale of Registrable Securities;

                 (13) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder or Holders thereof or the underwriter(s), if any, to consummate the exercise or disposition of such Registrable Securities, subject to the proviso contained in clause (11) above;

                 (14) if any fact or event contemplated by clause (3) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (15) provide a CUSIP number for all Registrable Securities not later than the effective date of a Registration Statement covering such Registrable Securities and provide the Trustee under the Indenture with printed certificates for the Registrable Securities which are in a form eligible for deposit with the Depository Trust Company;

                 (16) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Registrable Securities to consummate the disposition of such Registrable Securities;

                 (17) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                 (18) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                 (19) provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act;

                 (20) cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request at least two business days prior to any sale of Registrable Securities in a firm commitment underwritten public offering.;

                 (21) pay all Registration Expenses in connection with the registrations requested pursuant to Section 3 hereof. Each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement requested pursuant to Section 3(a)(2);

                 (22) cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities.

         (b) Restrictions on Holders. Each Holder agrees by acquisition of a Registrable Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 5(a)(3)(D) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(a)(14) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3(a) hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(a)(3)(D) hereof to and including the date when each Selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(a)(14) hereof or shall have received the Advice.

SECTION 6.       REGISTRATION EXPENSES

         (a) All expenses incident to the Company's performance of or compliance with this Agreement ("Registration Expenses") will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Holder with the NASD (and, if applicable, the reasonable fees and expenses of any "qualified independent underwriter") and such Holder's counsel, as may be required by the rules and regulations of the
NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

(iii) all expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, subject to Section 7(b) below, the reasonable fees and disbursements of counsel to the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Registrable Securities on a national exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with each Registration Statement required hereunder, the Company will reimburse the Holders of Registrable Securities being registered pursuant to such Registration Statement for the reasonable fees and actual disbursements of not more than one counsel chosen by the Holders of a majority of the principal amount of such Registrable Securities, or more than one, if, in the reasonable judgment of counsel for the Holders and counsel for the Company, a conflict exists among such Holders. Notwithstanding the provisions of this Section 6, each Holder of Registrable Securities shall pay all registration expenses to the extent required by applicable law.

SECTION 7.       INDEMNIFICATION

         (a) The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) (collectively, "Losses") caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any holder or any prospective purchaser of Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) the Selling Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Securities to the person asserting such Loss or who purchased such Securities which are the subject thereof and (ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and the Company shall not be liable in any such case to the extent that any such Loss arises out of, or is based upon, an untrue statement or alleged untrue statement of material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the Prospectus and if, having been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented prior to the sale of Securities, the Selling Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Securities.

         (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with reference to information relating to such Indemnified Holder furnished in writing to the Company by such Indemnified Holder expressly for use in any Registration Statement. In no event shall any Indemnified Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Indemnified Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Indemnified Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Indemnified Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), an Indemnified Holder shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Indemnified Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Indemnified Holders, in the case of the parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall
have failed to comply with such reimbursement request.   No indemnifying party
shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d)     To the extent that the indemnification provided for in this
Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 7(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Indemnified Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 7, no Holder or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of
(A) the amount paid by such Holder for such Transfer Restricted Securities plus
(B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 7(d) are several in proportion to amount of Transfer Restricted Securities held by each of the Holders hereunder and not joint.

SECTION 8.       RULE 144A

         The Company hereby agrees with each Holder, for so long as any Registrable Securities remain outstanding, to make available, upon request of any Holder of Registrable Securities, to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

SECTION 9.       MISCELLANEOUS

         (a) Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein, and as provided in the Purchase Agreement and the Warrant Agreement and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and, to the extent not prohibited by applicable law, hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that conflicts with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the Offering Circular, the Company has not previously entered into any agreement granting any registration rights of its securities to any Person except the Notes Exchange Registration Rights Agreement and the Warrant Shares Registration Rights Agreement (in each case as defined in the Purchase Agreement) executed concurrently herewith. The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreement in effect on the date hereof, except where a waiver with respect thereto has been obtained prior to the date of effectiveness of any Registration Statement required under this Agreement.

         (c) Adjustments Affecting the Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would (i) adversely affect the ability of any of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or (ii) materially adversely affect the marketability of the Registrable Securities in any such registration.

         (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding Registrable Securities; provided, however, that Section 7 and Section 9(d) may not be amended, modified or supplemented without the written consent of each Holder (including any Person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by the Holders of at least a majority of the Registrable Securities being sold.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                 (1) if to a Holder, at the address set forth for such Holder on the records of the Warrant register or the Common Stock register, a applicable, of the Company, with a copy to:

                 Jefferies & Company, Inc.,
                 11100 Santa Monica Boulevard
                 Los Angeles, CA  90025
                 Attn:  Jerry Gluck
         and
                 (2)      if to the Company:
                                  Club Regina Resorts, Inc.
                                  10000 Memorial Drive
                                  Houston, TX  77024
                                  Telecopier No.:  (713) 223-5825
                                  Attention:  Secretary

                 With a copy to (which shall not constitute notice):

                                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  Suite 1900 - South Pennzoil Place
                                  711 Louisiana Street
                                  Houston, TX  77002
                                  Telecopier No.:  (713) 236-0822
                                  Attention:  Julien R. Smythe, Esq.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF. The Company hereby irrevocably and unconditionally: (i) submits itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York, and appellate courts thereof, and consents and agrees to such action or proceeding being brought in such courts; and (ii) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in any inconvenient court and agrees not to plead or claim the same.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (l) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities or Warrants is required thereunder, Registrable Securities or Warrants held by the Company or by any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted (in either the numerator or the denominator) in determining whether such consent or approval was given by the Holders of such required percentage.

         (m) Subsequent Agreement. If (a) Jefferies is afforded the reasonable opportunity by the Company to review and comment on the New Registration Rights Agreement (as defined below) and (b) the Holders of Registrable Securities are afforded the opportunity to enter into a registration rights agreement (the "New Registration Rights Agreement") between such Holders, other shareholders of the Company and the Company that (y) contains registration rights with respect to the Holders that are substantially similar to those set forth in Section 3 hereof and that contains other customary terms and (z) affords such Holders registration and other rights that are no less favorable than the rights granted to Greenmex, LLC (or any successor thereto) under such New Registration Rights Agreement, this Agreement will terminate on the effective date of the New Registration Rights Agreement (so long as such Holders have been given reasonable advance notice of the effective date of the New Registration Rights Agreement and have been afforded the opportunity to and enter into the New Registration Rights Agreement prior to its effective date).

                            [Signature Page Follows]

             IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                           CLUB REGINA RESORTS, INC.



                                           By:
                                              ----------------------------
                                           Name:
                                           Title:



                                           JEFFERIES & COMPANY, INC.




                                           By:
                                              ----------------------------
                                           Name:
                                           Title: